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NABI BIOPHARMACEUTICALS

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Biota Pharmaceuticals April 2012 Biota and Nabi Merger Overview

Forward Looking Statement
Forward Looking Statement Regarding Biota
This presentation contains forward looking statements that involve risks and uncertainties. Although we believe that the expectations reflected in the forward looking statements are reasonable at this time, Biota and Nabi can give no assurance that these expectations will prove to be correct.
Actual results could differ materially from those anticipated. Reasons may include risks associated with drug development and manufacture, risks inherent in the regulatory processes, delays in clinical trials, risks associated with patent protection, future capital needs or other general risks or factors.
We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date they were made. We disclaim any obligation to publicly update or revise any such statements to reflect any change in its expectations or events, conditions, or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.
Relenza
®
is a registered trademark of GlaxoSmithKline.
Inavir
®
is a registered trademark of Daiichi Sankyo.
Forward Looking Statements regarding the Proposed Nabi-Biota Transaction
This presentation also contains forward-looking statements about the occurrence, timing and financial terms or effect of the proposed merger between Nabi and
Biota, including expected timing for closing, which are based on certain assumptions made by us based on current conditions, expected future developments and other factors we believe are appropriate in the circumstances. No assurances can be given, however, that these activities, events or developments will occur or that such results will be achieved. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of Nabi or Biota. Several of these risks associated with Nabi are outlined in Nabi’s most recent Annual Report on Form 10-K for the year ended
December 31, 2011, and other documents Nabi files with the Securities and Exchange Commission (“SEC”).  We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date they were made. We disclaim any obligation to publicly update or revise any such statements to reflect any change in its expectations or events, conditions, or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.
Additional Information
In connection with the proposed merger and related matters involving Nabi and Biota, Nabi will file with the SEC a proxy statement and will mail or otherwise disseminate the proxy statement and a form of proxy to its shareholders when it becomes available. SHAREHOLDERS AND INVESTORS ARE ENCOURAGED TO
READ THE PROXY STATEMENT (AND OTHER RELEVANT MATERIALS) REGARDING THE PROPOSED TRANSACTIONS CAREFULLY AND IN ITS ENTIRETY WHEN IT
BECOMES AVAILABLE, AND BEFORE MAKING ANY VOTING DECISION, AS IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS.
Shareholders and investors will be able to obtain a free copy of the proxy statement (when available), as well as other filings made by Nabi regarding Nabi
Biopharmaceuticals, Biota Holdings Limited and the proposed transactions, without charge, at the SEC website at www.sec.gov . In addition, documents filed
Certain Information Regarding Participants
Nabi and certain of its directors and executive officers, may be deemed, under SEC rules, to be participants in the solicitation of proxies from its shareholders in connection with the proposed transactions described above. The names of Nabi’s directors and executive officers and a description of their interests in Nabi are set forth in Nabi’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which was filed with the SEC on March 14, 2012, and Nabi’s Proxy
Statement dated April 20, 2011 which was filed with the SEC on the same date. Additional information about the interests of potential participants will be contained in the proxy statement (when filed) and other relevant materials to be filed with the SEC in connection with the proposed transactions. These documents may be obtained from the SEC website and from Nabi in the manner noted above.
with the SEC by Nabi will be available free of charge on the investor relations portion of the Nabi website at www.nabi.com.

Merger Rationale
Opportunity for Biota to achieve a transformational platform for growth
Enables Nabi to transition into a revenue generating, late stage integrated biotechnology company
Result is a leading company in anti-infective drug discovery and development

Merger Rationale
The Combined Company Will Possess Multiple Attractive Qualities
Biota
Pharmaceuticals
Three royalty generating products
$231M BARDA contract
Balance of clinical and preclinical products
$100M+ of cash
Ability to fund clinical programs
Ability to manage Relenza royalty patent cliff

Key Aspects of the Merger
Nabi will acquire all of the outstanding ordinary shares in Biota
Nabi’s post-merger assets will include US$54 million in cash, a right to receive royalties from a marketed product (PhosLyra) and an interest in NicVAX vaccine
Nabi plans to return to its stockholders its remaining cash in excess of the US$54 million required to be held by Nabi at closing after satisfying outstanding liabilities
Nabi’s intends to distribute contingent value right related to
NicVAX
Immediately following the closing of the merger, the board of directors of the combined company will consist of six current Biota
Directors and two current Nabi Directors. Also, Biota’s current CEO and CFO will serve as the CEO and CFO, respectively, of the
combined company and additional US-based executives will be
appointed

Pro Forma Nabi / Biota
Combined Pipeline:
Product Preclinical Phase 1 Phase 2 Phase 3 NDA Market Partner
Relenza Influenza Treatment and Prevention
Inavir Influenza Treatment (JAP)
PhosLo End Stage Renal Disease
BTA-798 HRV
LANI Influenza (ROW)
NicVax
RSV Program RSV
FLUNET Influenza
Other
GSK (WW)
Daiichi Sankyo (JAP)
Fresenius Medical Care
(WW)
NIH
NIH (CDI only)
Gyrase,
HCV-NN, CDI
BARDA
Smoking Cessation and
Relapse Prevention (EU)

Potential Upcoming Key Events
LANI
HRV
RSV RSV candidate
clinical
development
commences
LANI Phase II
Adult treatment
result
CQ4
12
CQ1
13
CQ2
13
CQ3
13
CQ4
13
Biota Pharmaceuticals – Potential For A Series of Value-Creating Events
CQ1
14
CQ2
14
CQ3
14
CQ4
14
LANI Phase II
Adult
commences
LANI Phase III
Adult treatment
commences
LANI NDA
submission
CQ2
16
LANI
Phase I
Cardiac
& Safety
CQ3
12
CQ2
12

Experienced and Proven Management Team
and Board
Peter Cook M.Pharm
CEO & Managing Director
Damian Lismore
CFO & Company Secretary
Jane Ryan
VP, Product Development
& Strategic Management
Leigh Farrell
VP, Business Development
Simon Tucker, PhD
VP, Research
John Lambert, PhD
VP, Product Development
Operations

9 Anticipated Merger Timeline Merger Agreement announced 23 April Scheme Booklet/Proxy to Shareholders June Meetings of Shareholders Aug/Sept Biota Pharmaceuticals Inc. listed on Nasdaq September

10 Biota Portfolio

Sources: WHO Website – Influenza; Sales data 2002/03-2009/10: IMS Health as of 30 Jun 2010;
Sales data 2010/11:  Roche, GSK & Daiichi Sankyo Quarterly Reports.
Influenza Seasonal Market
Seasonal or prescription market ~US$1.0bn annually
Occurs annually during autumn and winter in temperate regions
Circulates between hemispheres with two peaks in tropical countries
Approximately 3-5 million cases of severe illness worldwide
Approx 250,000 to 500,000 deaths mostly in the very young and over 65s
Distribution channel – prescription and pharmacy
Worldwide sales of neuraminidase inhibitor antivirals in the seasonal influenza market
0
200
400
600
800
1,000
1,200
1,400
1,600
02/03 03/04 04/05 05/06 06/07 07/08 08/09 09/10 10/11
Season (Jul - Jun)
US$m
MAJOR EUROPE
ROW
JAPAN
US

Stockpile Market Opportunity
Stockpile/government market
Pre-pandemic ~US$8bn built over 4-5 years
Governments’ inventories stockpiled for an epidemic or pandemic
Large orders and specific buyers
Pandemics spread worldwide and infect a large proportion of the population
Occur irregularly:  Approximately 3 each century for the last 300 years
Major outbreaks: 1918 Spanish Flu, 1957 Asian Flu, 1968 Hong Kong flu, 2009 Swine Flu
Can cause high mortality: Spanish Flu killed 50 million people
Typically occur when a new strain is transmitted to humans from another species
Distribution channel – direct sale business to government
Key drivers of the stockpile market
Availability
Risk with Tamiflu resistance
Drug interactions and side effects with Tamiflu
Sources: HHS Pandemic Planning Update (March 2008);WHO website: Antiviral use and the risk of drug resistance (Sept 25, 2009); U.S. National Biodefense Science Board Public Meeting
Minutes ( Sept 25, 2009)

Global Stockpile Market
~$US2bn pa spent
on major national stockpiles
WHO recommends
stockpile to cover
25%+ of the population
US has 35%+ policy
Many other countries
aiming for 50%+ coverage
US:83m-85m
UK:33m
EU:80m
JAP:33m
FRA:66m
Global Stockpiles Measured In Courses of Treatment
National stockpiles began in 2004
A portion of the US stockpile of Tamiflu expires from FY2012
Rebalancing from 15:85 Relenza:Tamiflu towards 50:50
Relenza and Tamiflu have shelf
lives of 5 and 7 years, respectively

Relenza Royalties
Royalty to Biota is 7% net
Paid 30 June, 12 months in arrears to 30 April
Key markets patent expiry
US – Dec 2014
Europe – May 2015
Japan – Jul 2019
GSK production capacity 2009
90m Diskhaler, 100m Rotahaler*
Relenza to participate in government
stockpile replenishments
USA and UK recommendation is to
increase to 50%
Despite abatement of pandemic,
influenza remains a continued threat
*Temporary approval
Fiscal Year ends 30 June
39.8
20.6
45.0
63.7
0
10
20
30
40
50
60
70
80
F07 F08 F09 F10
Relenza Royalties (F07- F10)

Laninamivir
Second Generation Influenza Antiviral
Laninamivir octanoate is a pro-drug converted to laninamivir in the lung
Marketed as Inavir
®
(Daiichi Sankyo) in Japan (approved October 2010)
Single 40mgm dose for treatment, “one and done”
Relenza 10mgm bd 5 days, Tamiflu 75mgm bd 5 days
Once weekly for prevention
Relenza 10mgm daily, Tamiflu 15mgm daily
Novel, disposable, IP protected inhaler
Broad strain antiviral efficacy (4AH5N1,9AH1N1)
Effective against Tamiflu resistant clinical isolates
Significant dosing advantage
Reduced stockpile/distribution
Enhanced compliance

Inavir
®
Dry Powder Inhaler
Novel Patented, Easy to Use Disposable Inhaler
Marketed in Japan by Daiichi Sankyo with royalties to Biota
Approximately 4-6% on sales
Production capacity guidance: 3m courses in Year 1, 10m Year 2
Registration supported by strong clinical data in Japan
Phase II/III pediatric (treatment) trial completed in 2009
Phase III trial in adults (treatment) completed in 2009
Phase III prophylaxis trial to be completed
Laninamivir is co-owned with Daiichi Sankyo
Daiichi Sankyo hold
marketing rights in Japan
ROW marketing rights
not yet assigned

BARDA Contract Overview with Biota
US$231M contract for advanced development of laninamivir
to lead to US NDA within 5 years
Major components of contract are
Process development, scale-up, commissioning of US based
manufacturing capability for laninamivir octanoate
Supply of clinical trial products
The completion of all relevant Phase I, Phase II and Phase III clinical studies for treatment
Preparation of NDA submission
Cost reimbursement, plus 7% fee
No dilution to shareholders

Solid Contract Progress to Date
Drug substance manufacture protocols successfully transferred from Daiichi-Sankyo and reproduced at non-Japanese sites
Drug substance properties currently under assessment
US-compliant polymers selected for device manufacture and prototype devices produced
Device performance consistent with Japanese devices
Device design optimisation completed
Moulding tool manufacture underway
Clinical trials to support cardiac and respiratory safety commence in Q2 2012
Clinical trial to study absorption, distribution, metabolism and excretion of laninamivir to commence Q4 2012
Phase II efficacy study in adults due to commence Q2 2013
(southern hemisphere)

AMRI aptuit

Catalent

HOVIONE Nypro

inc Research

biota
NABI BIOPHARMACEUTICALS

19 Contract Progress – Key Subcontractors Subcontracts are in place for Drug substance manufacture Drug product manufacture Device manufacture Clinical trials

PhosLyra
PhosLyra is for end stage renal disease
Product was sold to Fresenius USA Manufacturing Inc in 2006
Potential royalty income on global sales
Double digit royalty >US$32M annual sales
Royalty period runs to November 2016

Human Rhinovirus - BTA798 (vapendavir)
Oral small molecule inhibitor of human rhinovirus (HRV)
Binds to capsid protein on surface of virus particle
Potent, broad spectrum HRV antiviral
EC50 < 100nM for ~ 90% of HRV serotypes
Target markets
Serious complications in patients with asthma, COPD, Cystic Fibrosis
Patients with compromised immune systems (chemotherapy, transplants)
Excellent safety package from non-clinical studies
Phase IIa challenge study successfully demonstrated proof-of-concept in humans, reducing incidence and severity of HRV infection
Phase IIb trial in patients with chronic asthma successfully met primary end point in March 2012
Protected by comprehensive patent estate
MOA: capsid binder Oral delivery Treatment & Prophylaxis

22 A Phase II Multicenter, Randomized, Double- blind, Placebo Controlled Study in Asthmatic Adults with Symptomatic, Naturally Acquired Human Rhinovirus Infection

Phase IIb Trial Design and Endpoints
Trial Design
Conducted over two consecutive seasons in 48 sites in the United States
Asthma patients were pre-screened for eligibility and then enrolled in the study if they developed a cold
Once enrolled, the patients received either 400 mg of BTA798 or placebo twice daily for six (6) days
300 subjects were enrolled and 93 of these were confirmed infected with a human rhinovirus
Trial Endpoints
The trial’s primary efficacy endpoint used WURSS-21 (Wisconsin Upper
Respiratory Symptom Survey-21) to assess the severity of cold symptoms for fourteen (14) days after the onset of illness*
Secondary endpoints included lung function, asthma control and virology
Safety was monitored throughout the study
High WURSS scores have previously been shown to predict
subsequent deterioration in asthma control

Mean Daily Change
Treatments
Placebo
BTA798
P = 0.028
18
16
14
12
10
8
6
4
2
0
-2
-4
-6
-8
-10
-12
-14
-16
-18
-20

biota
NABI BIOPHARMACEUTICALS

24 The Primary Endpoint was Met When compared to placebo BTA798 treatment resulted in a statistically significant reduction in the severity score of cold symptoms over days 2 through 4 (p=0.028)

Figure 3.3.3: Bar Chart of Mean WURSS-21 Severity Scores by Treatment and Time – Intent-to-treat Infected Population
Treatments:
Placebo
BTA798
Mean WURSS-21 Severity Score
80
70
60
50
40
30
20
10
0
P = 0.715
P = 0.220
P = 0.024
P = <0.001
P = 0.006
P = 0.018
P = 0.002
P = 0.005
P = 0.002
P = 0.003
P = 0.008
P = 0.007
P = 0.003
1
2
3
4
5
6
7
8
9
10
11
12
13
14

25 The Difference in Mean WURSS Scores on Days 4-14 was Statistically Significant

Other Secondary Endpoints
Lung Function
Evening peak expiratory flow (PEF) was significantly higher (better) in the
BTA798-treated group on day 5 (p=0.023)
This difference was clinically significant (LSMD of 29.4 L/min compared to a clinically significant threshold of 20.0 L/min)
Asthma Control
Reduction in the use of asthma reliever medication (e.g. Ventolin
®
) showed a
positive trend toward improvement in the BTA798 group as early as day 3 of treatment
On day 13 BTA798 treated subjects used approximately half that of placebo recipients
(1.22 puffs/day for the placebo group to 0.67 puffs/day for the BTA798 group, p=0.045)
Virology
BTA798 treated subjects showed a statistically significant lower incidence of virus infection (74.4%) compared to placebo (91.4%) on day 3, as measured by PCR of nasal swabs (p=0.025)
Safety
There were no serious adverse events and generally BTA798 was well tolerated

Next Steps
Partnering discussions to recommence in near future
Future development builds off this successful Proof-of-Concept
Dose optimisation
Clinical and non-clinical activities to support regulatory approvals

28 Financial Overview

Biota Revenue Detail
2011   - Post swine flu Relenza royalties subdued
Inavir  - Launch occurred in Japan in Oct 2010
HY Ended 31 Dec,
(In A$ Millions) 2009 2010 2011 2011
Royalties
Relenza 45.0 63.7 6.6 0.7
Inavir - - 2.9 0.7
Revenue under BARDA contract - - - 4.3
Collaboration Income 12.6 1.4 0.6 -
NIH Grant 2.8 3.8 2.5 0.2
Interest 2.9 2.5 4.4 1.8
Other 20.0 - - -
83.3 71.4 17.0 7.8
FY Ended June 30,

Biota Historical Income Statements
HY Ended 31 Dec,
(In A$ Millions) 2009 2010 2011 2011
Revenue 83.3 71.4 17.0 7.8
Expenses
Research & development 13.3 21.7 20.7 8.1
Amortisation of antibacterial
programs acquired - 8.8 2.9 -
Product & clinical development 11.3 11.2 15.6 7.8
Business development 1.0 1.0 0.8 0.5
Sub royalty 4.3 4.1 1.2 0.6
Corporate 11.6 4.3 5.0 2.5
Total expense 41.5 51.2 46.2 19.4
PBT 41.8 20.2 (29.2) (11.6)
Income tax credit/(expense) (3.6) (4.0) 1.1 0.6
PAT 38.2 16.2 (28.1) (11.0)
FY Ended June 30,
2011 commentary
Royalties: Relenza $6.6m, Inavir $2.9m
Phase IIb HRV clinical spend $10.6m, GYR $5.1m
Sub-royalty: amortization of CSIRO & VCP buyout

Biota Balance Sheets
Strong cash balances held
Intangible assets: principally CSIRO & VCP royalty buyout
Deferred revenue: NIH funds received in advance
(In A$ Millions) June 30, 2011 December 31, 2011
Cash 70.0 56.5
Receivables 4.1 7.3
Plant & equipment 5.4 5.4
Intangible assets 3.0 2.4
Deferred tax assets 1.1 1.7
83.6 73.3
Payables 4.1 4.4
Deferred revenue 0.1 0.5
Current tax liability -                              -
Provisions & performace payment 2.5 2.2
6.7 7.1
Net assets/Net equity 76.9 66.2

Opportunity Summary
Following the closing of the merger, Biota Pharmaceuticals, Inc.
will have
Three royalty generating products, Relenza, Inavir and potentially
PhosLyra
Two clinical programs
Vapendavir (a phase III-ready human rhinovirus program)
Laninamivir (a long acting anti-influenza neuraminidase inhibitor) - US $231 million contract with BARDA for the advanced development,
NicVAX interest
Pre-clinical programs, including respiratory syncytial virus (RSV), hepatitis C (HCV-NN), broad spectrum antibiotic targeting gyrase (GYR)
Over US$100 million in cash with which to develop its program pipeline

33 Appendix

34 Preclinical Programs

Expected Upcoming Key Events
LANI
HRV
RSV RSV candidate
clinical
development
commences
LANI Phase II
Adult treatment
result
CQ4
12
CQ1
13
CQ2
13
CQ3
13
CQ4
13
Biota Pharmaceuticals – Potential For A Series of Value-Creating Events
CQ1
14
CQ2
14
CQ3
14
CQ4
14
LANI Phase II
Adult
commences
LANI Phase III
Adult treatment
commences
LANI NDA
submission
CQ2
16
LANI
Phase I
Cardiac
& Safety
CQ3
12
CQ2
12

36 Respiratory Syncytial Virus

Respiratory Syncytial Virus (RSV)
Product advantages for unserved infant and elderly markets
U.S. mortality in the elderly estimated at 17,000 deaths per year
Potential RSV market for treatment and prophylaxis >US$4bn
MedImmune (AZ) dominates prophylaxis market with Synagis
®
>US$1bn
Synagis – mAb by injection and limited reimbursement scope
No treatment product available
Solid progress with new lead candidate
RSV fusion inhibitor
Strong IP position
Solely owned by Biota
MOA: fusion inhibitor Oral delivery Treatment
Premature
infants
Community
3.5 million infants
5.5 million elderly
Hospitalized
125,000 infants
175,000 adults

NS1 relative mRNA level
normalized by b-actin

biota
NABI BIOPHARMACEUTICALS

*p<0.05 when compared to the NS1 level in mock-treated,
infected animals sacrificed on the same day
0
0.4
0.8
1.2
RSV Fusion Inhibitor
RSV antiviral compound ready to commence GLP non-clinical studies
Completed preliminary oral bioavailability, PK, single dosing and repeat dosing pilot safety studies in animals (inc. up to 28d multidose studies in dogs and monkeys)
Favourable PK profiles and safety margins demonstrated in animals
Cotton rat efficacy test showed significant reduction in viral load in cotton rats orally dosed with Biota compound prior to infection with RSV
qRT-PCR  Analysis of RSV NS1 Lung mRNA Expression
Biota            Mock
*
*
Day 4
Day 5

Hepatitis C Non Nucleoside (HCV-NN)
Non-nucleoside NS5b inhibitor
Nanomolar pan-genotypic
Intended for Interferon free combination
Active in HCV replicon
Orally bioavailable
On track to nominate preclinical candidate Q2 2012
Strong IP position
Solely owned by Biota

Gyrase ( GYR) Anti-bacterial
GyrB/ParE inhibitor
Equivalent or superior to Zyvox   in multiple animal models
IV/ Oral switch profile
On track to nominate preclinical candidate Q2 2012
Effective against multidrug resistant bacteria
Unique resistance profile and very low resistance frequency
Strong IP position
Solely owned by Biota
TM

41 Further Information Regarding Biota Peter Cook CEO & Managing Director +61 3 9915 3720 p.cook@biota.com.au Damian Lismore CFO +61 3 9915 3721 d.lismore@biota.com.au www.biota.com.au

42 Additional information on subcontractors appointed on BARDA contract

Subcontractors
Aptuit
A pharmaceutical services company that delivers early to mid-phase drug development solutions including API manufacture
Albany Molecular Research, Inc. (AMRI)
A global contract research organization providing manufacture of
API and drug products for existing and experimental new drugs
Located in the United States, Europe, and Asia
INC Research
A leading global CRO providing the full range of Phase I to IV clinical development
Broad therapeutic expertise and commitment to operational excellence

Subcontractors
Nypro
Global plastics leader serving the Healthcare, Packaging and Consumer and Electronics industries
41 locations in 14 countries
Catalent
A leading provider of inhalation product development, manufacturing, and packaging offering comprehensive inhalation development
services
Dosage form selection and technology assessment
Formulation development and analytical testing
Supply of toxicological and clinical trial materials
Commercial-scale manufacturing
Packaging services